TAXES ON INCOME	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 10:-	TAXES ON INCOME

a.	Accounting for uncertainty in income taxes:

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2016	2015

Balance at beginning of year	$871	$1,214
Reductions for prior years' tax position	(95)	(343)

Balance at the end of year	$776	$871

The unrecognized tax benefits include accrued penalties and interest of $ 304 and $ 250 as of December 31, 2016 and 2015, respectively. During the years ended December 31, 2016, and 2015, the Group recorded income of $ 54 and $ 13 on the reversal of penalties and interest, respectively. The unrecognized tax benefits as of December 31, 2016 and 2015 would, if recognized, reduce the annual effective tax rate.

The Group expects a reversal of approximately $ 58 of unrecognized tax benefits in the next 12 months.

The Company and its subsidiaries file income tax returns in Israel and in other jurisdictions of its subsidiaries. As of December 31, 2016, the tax returns of the Company and its main subsidiaries are open to examination by the tax authorities for the tax years 2010 through 2015.

b.	Israeli taxation:

1.	Corporate tax rates:

Generally, income of Israeli companies is subject to corporate tax. The corporate tax rate in Israel, effective as of January 1, 2017, is 24%, compared with 25% in 2016 and 26.5% in 2015 and 2014. The corporate tax rate in Israel is scheduled to be further reduced to 23% from January 1, 2018.

2.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

Certain production facilities of the Company have been granted 'Benefitted Enterprise' status under the provision of the Law.

The Company was eligible under the terms of minimum qualifying investment and elected 2005 and 2011 as the Years of Election.

Income derived from Benefitted Enterprises is tax exempt for a period of two years out of the period of benefits. Based on the percentage of foreign shareholding in the Company, income derived during the remaining years of benefits is taxable at the rate of 10%-25%.

The periods of benefits of the Benefitted Enterprises will expire in 2017 and in 2023. As of December 31, 2016, the Company did not generate income from the Benefitted Enterprises.

The Company does not expect to pay any cash dividends. In the event of distribution of dividends from the above mentioned tax exempt income, the amount distributed would be taxed at a corporate tax rate of 10% to 25%, depending on the level of foreign investment in the Company.

Income from sources other than a "Benefitted Enterprise" during the benefit period is subject to tax at the regular corporate tax rate (26.5% in 2014 - 2015, 25% in, 2016, 24% for 2017 and 23% effective as of January 1, 2018).

On January 1, 2011, new legislation that constitutes a major amendment to the Law was enacted (the "Amendment Legislation"). Under the Amendment Legislation, a uniform rate of corporate tax would apply to all qualified income of certain industrial companies, as opposed to the current law's incentives that are limited to income from "Benefitted Enterprises" during their benefits period. According to the Amendment Legislation, the uniform tax rate during 2013 was 7% in geographical areas in Israel designated as Development Zone A and 12.5% elsewhere in Israel.

The uniform tax rate for 2014 and onwards is set to 9% in geographical areas in Israel designated as Development Zone A and 16% elsewhere in Israel. The profits of these Industrial Companies would be freely distributable as dividends, subject to a 20% withholding tax as of 2015 (or lower, under an applicable tax treaty). The Company is not located in Development Zone A.

According to an Amendment from December 2016, a preferred enterprise located in development area A will be subject to a tax rate of 7.5% instead of 9% effective from January 1, 2017 and thereafter (the tax rate applicable to preferred enterprises located in other areas remains at 16%).

Under the transitory provisions of the Amendment Legislation, the Company may elect whether to irrevocably implement the new law in its Israeli company while waiving benefits provided under the current law or keep implementing the current law during the next years. Changing from the current law to the new law is permissible at any stage. The Company is examining the possible effect of the Amendment Legislation on its results.

The Amendment also prescribes special tax tracks for technological enterprises, which are subject to rules that are to be issued by the Minister of Finance by March 31, 2017.

The new tax tracks under the Amendment are as follows:

Technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion. A technological preferred enterprise, as defined in the Law, which is located in the center of Israel will be subject to tax at a rate of 12% on profits deriving from intellectual property (in development area A - a tax rate of 7.5%).

Special technological preferred enterprise - an enterprise for which total consolidated revenues of its parent company and all subsidiaries exceed NIS 10 billion. Such enterprise will be subject to tax at a rate of 6% on profits deriving from intellectual property, regardless of the enterprise's geographical location.

Any dividends distributed to "foreign companies", as defined in the Law, deriving from income from the technological enterprises will be subject to tax at a rate of 4%.

The definitive criteria to determine the tax benefits were not established as of December 31, 2016 and the related regulations are expected to be issued by March 31, 2017. Accordingly, the above changes in the tax rates relating to technological enterprises were not taken into account in the computation of deferred taxes as of December 31, 2016.

c.	Income taxes on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective domiciles of residence. The Company has not made any provisions relating to undistributed earnings of the Company's foreign subsidiaries since the Company has no current plans to distribute such earnings. If earnings are distributed to Israel in the form of dividends or otherwise, the Company may be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes. It is not practicable to determine the amount of the unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries.

d.	Carryforward tax losses and credits:

As of December 31, 2016, the Company had operating loss carry forwards for Israeli income tax purposes of approximately $ 87,000, which may be offset indefinitely against future taxable income.

The Company's U.S. subsidiaries had carryforward tax losses of approximately $ 30,000 as of December 31, 2016. Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of Internal Revenue Code of 1986 and similar state provisions. The annual limitations may result in the expiration of net operating loss before utilization. In the U.S., carryforward tax losses can be utilized within 20 years.

The Group has carryforward tax losses relating to other subsidiaries in Europe and Latin America of approximately $ 10,000 (which can be utilized within 9 years) and $ 30,000 ($ 12,000 can be utilized within 4 years and $ 18,000 can be utilized indefinitely), as of December 31, 2016 respectively.

e.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Group’s deferred tax liabilities and assets are as follows:

		December 31,
		2016	2015
1.	Provided in respect of the following:

	Carryforward tax losses	$39,734	$30,352
	Temporary differences relating to property, equipment and intangibles	3,936	3,980
	Other	9,458	7,448

	Gross deferred tax assets	53,128	41,780

	Valuation allowance	(48,225)	(36,393)

	Net deferred tax assets	4,903	5,387

	Gross deferred tax liabilities
	Temporary differences relating to property, equipment and intangibles	(4,839)	(5,319)

	Net deferred tax assets (foreign)	$64	$68

2.	Deferred taxes are included in the consolidated balance sheets, as follows:

	Current assets	$64	$68

3.
As of December 31, 2016, the Group increased the valuation allowance by $ 11,832, resulting from changes in temporary differences relating to property, equipment and intangibles and from carryforward tax losses. The Company provided valuation allowance for a significant portion of the deferred tax regarding the carryforwards losses and other temporary differences that management believes is not expected to be realized in the foreseeable future.

4.
The functional and reporting currency of the Company and certain of its subsidiaries is the dollar. The difference between the annual changes in the NIS/dollar exchange rate causes a further difference between taxable income and the income before taxes shown in the financial statements. In accordance with ASC 740, the Company has not provided deferred income taxes on the difference between the functional currency and the tax basis of assets and liabilities.

f.	Reconciling items between the statutory tax rate of the Company and the effective tax rate:

	Year ended December 31,
	2016	2015	2014
Income (loss) before taxes on income from continuing operations , as reported in the consolidated statements of operations	$(4,088)	$(50,944)	$1,200

Statutory tax rate	25.0%	26.5%	26.5%

Theoretical tax expenses (income) on the above amount at the Israeli statutory tax rate	$(1,022)	$(13,500)	$318
Currency differences	(2,174)	1,709	2,545
Tax adjustment in respect of different tax rates and "Benefitted Enterprise" status	(5,580)	(131)	1,425
Changes in valuation allowance	11,832	6,273	(14,781)
Forfeiture of carryforward tax losses	261	929	13,549
Wavestream goodwill impairment	-	6,937	-
Exempt revenues - subsidy	(4,224)	(2,573)	(2,561)
Nondeductible expenses and other differences	2,159	1,546	1,406

	$1,252	$1,190	$1,901

g.	Taxes on income included in the consolidated statements of operations:

	Year ended December 31,
	2016	2015	2014

Current	$1,233	$1,108	$1,562
Prior years	15	81	332
Deferred	4	1	7

	$1,252	$1,190	$1,901

Domestic	$555	$679	$800
Foreign	697	511	1,101

	$1,252	$1,190	$1,901

h.	Income (loss) before taxes on income from continuing operations:

	Year ended December 31,
	2016	2015	2014

Domestic	$(8,056)	$(12,273)	$(9,568)
Foreign	3,968	(38,671)	10,768

	$(4,088)	$(50,944)	$1,200

i.	Tax assessments:

The Company's tax assessments through 2012 are considered final. The Company is currently undergoing a tax assessment audit by the Israeli Tax Authority for the 2013 and 2014 tax years.